EXHIBIT NO. 99.7

                        EXISTING TENANT IMPROVEMENTS AND
                          CITADEL CASH ESCROW AGREEMENT

ESCROW NO. 01033123
                                                        DATE:  October 8, 2003

1. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Contribution Agreement dated as of August 4, 2003, as amended by that certain First Amendment to Contribution Agreement, dated as of August 18, 2003, as amended by that certain Second Amendment to Contribution Agreement, dated as of August 29, 2003, and as further amended by that certain Third Amendment to Contribution Agreement, dated as of October 8, 2003 (as amended, the "Contribution Agreement"), between PGRLP and WELP pursuant to which this escrow agreement is executed.

2. Prime Group Realty, L.P. ("PGRLP") is hereby depositing Nineteen Million Eight Hundred Seventy Two Thousand Seven Hundred Forty Six and No/100 Dollars ($19,872,746) with Near North Title Insurance Company ("Escrow Agent"), which amount shall be used to fund: (a) the payment of completion costs for the core and shell (which PGRLP and UST (defined below) acknowledge were $5,670,959 as of the date hereof of Bank One Center, located at 131 South Dearborn Street, Chicago, Illinois (the "Project"), and (b) to fund the costs related to tenant improvements and allowances with respect to the Existing Leases at the Project (the "Tenant Improvement Deposit"), which PGRLP and UST acknowledge were $14,201,787 as of the date hereof.

3. Pursuant to Section 12.4 of the Contribution Agreement, PGRLP is also hereby depositing Fourteen Million Six Hundred Forty Five Thousand and No/100 Dollars ($14,645,000) with Escrow Agent, which amount shall be used to fund the Landlord Reimbursement Obligations under the Citadel Lease, and related costs and expenses as set forth on Exhibit B attached hereto, at the Project (the "Citadel Deposit").

4. Pursuant to Section 12.4 of the Contribution Agreement, PGRLP is also hereby depositing Thirty Five Thousand Nine Hundred Twelve and No/100 Dollars ($35,912) with Escrow Agent, which amount shall be used to fund the payment of any outstanding brokerage commissions with respect to the Existing Leases at the Project (the "Brokerage Deposit"), subject to reduction for amounts funded after such date.

5. The Tenant Improvement Deposit, the Citadel Deposit, and the Brokerage Deposit (collectively, the "Deposit Accounts" and individually, a "Deposit Account") shall be deposited into separate accounts, pursuant to which PGRLP shall have the right from time to time to withdraw the deposited funds in order to pay the above-mentioned obligations, or direct Escrow Agent to pay the same, pursuant to the instructions below.

          A. PGRLP shall submit to Escrow Agent a written request for disbursement, with a copy of the same to UST XI Dearborn, Ltd. ("UST") (the "Disbursement Request"). The Disbursement Request shall include PGRLP's certification that a copy of the same has been delivered to UST, together with reasonably detailed back-up information supporting the request, including, in the event that funds are to be paid directly to PGRLP, evidence that such funds represent reimbursement to PGRLP for funds paid directly to a third party by PGRLP or an affiliate of PGRLP.

          B. The Disbursement Request shall specify (i) the reasons for the request, (ii) whether the funds should be paid to PGRLP or at PGRLP's direction, to a third party, (iii) the Deposit Account from which the funds are to be withdrawn, and (iv) PGRLP's certification that the balance in such Deposit Account, after payment of the Disbursement Request, will be sufficient to pay the remaining costs and liabilities under the Contribution Agreement which are covered by such Deposit Account.

C. Within five (5) business days after Escrow Agent receives the Disbursement Request, Escrow Agent shall proceed with payment of the requested funds, pursuant to the terms of the Disbursement Request, provided Escrowee has received the appropriate documentation to permit it to provide coverage under existing or future loan policies over any lien rights associated with such payments, unless prior to the end of such five (5) business day period Escrow Agent has received an objection in writing to such payment from UST ("UST Objection Notice"), which such Notice shall include: (i) UST's certification that a copy of the same has been delivered to PGRLP; (ii) specific reasons for such objection and (iii) the amount of the Disbursement Request to which an objection is being raised. In the event Escrow Agent receives a UST Objection Notice, Escrow Agent shall not pay the requested funds or applicable portion thereof described in the UST Objection Notice, unless it receives a joint written notice from both UST and PGRLP with contrary instructions.

     6. In the event that Dearborn Center or UST provides a sworn certification to Escrow Agent (with a written copy delivered to PGRLP), certifying that: (a) Dearborn Center has delivered a copy of such certification to PGRLP; and (b) PGRLP is in default under that certain Indemnity Agreement dated October 8, 2003, after all applicable notice and cure periods, and that Dearborn Center has satisfied said obligations (said certification shall also specify the nature of the alleged default, the amount of the funds requested and the particular Deposit Account), then within ten (10) business days after receiving said certificate, Escrow Agent shall disburse the requested funds to Dearborn Center unless, prior to the end of such ten (10) business day period Escrow Agent has received an objection in writing to such payment request from PGRLP ("PGRLP Objection Notice"), which such Notice will include: (i) PGRLP's certification that a copy of the same has been delivered to UST, (ii) specific reasons for such objection and (iii) the amount of UST's request to which an objection is being raised. In the event Escrow Agent receives a PGRLP Objection Notice, Escrow Agent shall not pay the requested funds or applicable portion thereof described in the PGRLP Objection Notice unless it receives a joint written notice from both UST and PGRLP with contrary instructions.

     7. In the event that any funds remain in any of the Deposit Accounts after all of PGRLP's obligations are completed with respect to the matters covered by such Deposit Account, Escrow Agent shall disburse to PGRLP the remainder of all funds in the particular Deposit Account within ten (10) business days after receipt of a sworn certificate from PGRLP ("Final Disbursement Request") which certificate shall contain PGRLP's certification that a copy of the same has been delivered to UST, with a notice of the same sent to UST, unless prior to the end of such ten (10) business day period Escrow Agent has received an objection in writing to such disbursement from UST ("Final Disbursement Objection Notice"), which Final Disbursement Objection Notice shall include: (i) UST's certification that a copy of same has been delivered to PGRLP, (ii) specific reasons for such objection and (iii) the amount of the Final Disbursement Request to which an objection is being raised. If Escrow Agent receives a Final Disbursement Objection Notice, Escrow Agent shall not disburse the requested funds or applicable portion thereof described in the Final Disbursement Objection Notice unless it receives a joint written direction from both UST and PGRLP with contrary instructions.

     8. Except as provided in Section 5C, 6 and 7 above, Escrow Agent is hereby expressly authorized to disregard, in its sole discretion, any and all notices or warnings given by any of the parties hereto, or by any other person or corporation, but the said Escrow Agent is hereby expressly authorized to regard and to comply with and obey any and all orders, judgments or decrees entered or issued by any court with or without jurisdiction, and in case the said Escrow Agent obeys or complies with any such order, judgment or decree of any court it shall not be liable to any of the parties hereto or any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being entered without jurisdiction or being subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding this escrow, to which said Escrow Agent is or may at any time become a party, PGRLP and UST will each pay one-half to said Escrow Agent upon demand of any and all costs, fees and expenses (including attorneys' fees, whether such attorneys shall be regularly retained or specifically employed) which it may incur or become liable for on account thereof.

     9. Subject to the General Provisions set forth in Exhibit A attached to this Escrow Agreement and specifically incorporated herein by reference, in no case shall the above mentioned deposits be surrendered except pursuant to the terms of this Agreement or in obedience of the process or order of court as aforesaid.

     10. Deposits made pursuant to these instructions may be invested on behalf of PGRLP and at PGRLP's direction, provided, that any direction to Escrow Agent for such investment shall be expressed in writing, and also provided that Escrow Agent is in receipt of the taxpayer's identification number and investment forms as required. Earnings arising from the investment of funds deposited hereunder, less the cost of making such investment, shall be paid to or for the account of PGRLP at such time as the funds deposited hereunder are surrendered by Escrow Agent in accordance with the terms of this Agreement. Escrow Agent will, upon request, furnish information concerning its procedures and fee schedules for investment.

     11. Except as to deposits of funds for which Escrow Agent has received express written direction concerning investment or other handling, the parties hereto agree that the Escrow Agent shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and, further, that Escrow Agent may commingle such deposits with other deposits in the manner provided for the administration of funds under Section 3 of Illinois Banking and Finance Act (Chap. 17, Para. 1555 Ill. Rev. Stat.). Provided, however, nothing herein shall diminish Escrow Agent's obligation to apply the full amount in each Deposit Account in accordance with the terms of this Agreement.

     12. In the event the Escrow Agent is requested to invest deposits hereunder, Escrow Agent is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investments or redeeming said investment for the purposes of these escrow instructions, unless Escrow Agent shall act in a negligent manner.

     13. Escrow fee of $_______ is to be charged to Dearborn Center, L.L.C.

     14. Each of UST and PGRLP agrees to and hereby does indemnify, defend and hold harmless the other party from and against any and all claims (including, without limitation, mechanics', materialmen's and similar lien claims), demands, actions, penalties, suits, damages, losses and liabilities (including, without limitation, the cost of defense, settlement, appeal and reasonable attorneys' fees and costs) which such party (and/or its respective officers, directors, shareholders, members, partners, employees, trustees, agents, assigns, successors and affiliates) may incur or suffer as a result of any objection notice wrongfully delivered (pursuant to Section 6C, 7 and 8 of these escrow instructions). An objection notice will be deemed to have been wrongfully delivered if the party that delivers such notice knew or should have known that the other party was entitled to receive the funds requested pursuant to a request made upon Escrow Agent.

     15. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by facsimile transmission, or by overnight courier (such as Federal Express), addressed as follows:

            If to PGRLP:      Prime Group Realty, L.P.
            ------------      77 West Wacker Drive
                              Suite 3900
                              Chicago, Illinois 60601
                              Attention:  Jeffrey Patterson
                              Fax: 312/917-1597

            With a copy to:   Prime Group Realty Trust
                              77 West Wacker Drive
                              Suite 3900
                              Attention:  James F. Hoffman, Esq.
                              Chicago, Illinois 60601
                              Fax: 312/917-1684

            And to:           Jenner & Block, LLC
                              One IBM Plaza
                              330 North Wabash Avenue
                              Chicago, Illinois 60611
                              Attention:  Donald I. Resnick
                              Fax:  312/840-7656


            If to UST:        UST XI Dearborn, Ltd.
            ---------         5211 International Drive
                              Orlando, Florida 32819
                              Attention:  Lothar Estein
                              Fax: 407/354-3243

            With a copy to:   Boose  Casey  Ciklin  Lubitz
            --------------    Martens  McBane  & O'Connell
                              515 North Flagler Drive, 18th Floor
                              West Palm Beach, Florida  33401
                              Attn: Dean Vegosen
                              Fax: 561/820-0389

            If to Dearborn
            Center:           Dearborn Center, L.L.C.
                              c/o UST XI Dearborn, Ltd.
                              5211 International Drive
                              Orlando, Florida 32819
                              Fax: 407/354-3243

            If to Escrow
            Agent: Near North National Title Insurance Company 222 North LaSalle Street
                              Chicago, Illinois 60601
                              Attention:  Thomasine Johnson
                              Fax: 312/475-7152

All notices given in accordance with the terms hereof shall be deemed given and received when delivered. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Paragraph.

16. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.

17. In the event of any litigation arising out of this Agreement between PGRLP and UST, the prevailing party shall be entitled to reimbursement of the costs and expenses thereof from the other party, including reasonable attorney's fees and including such costs, expenses and fees incurred or appeals of such litigation.

                            [Signature page follows]

                                    PRIME  GROUP  REALTY,   L.P.,  a  Delaware
                                    limited partnership, its sole member

                                    By:   Prime   Group   Realty   Trust,    a
                                          Maryland   real  estate   investment
                                          trust, its managing partner

                                          By:   /s/ Jeffrey A. Patterson
                                                ------------------------
                                          Name: Jeffrey A. Patterson
                                                ------------------------
                                          Title:Co-President
                                                ------------------------

                                    UST XI DEARBORN, LTD., a Florida limited partnership

                                      By:  WELP   Chicago,   L.C.,  a  Florida
                                           limited liability company

                                          By:   Estein Management Corporation,
                                                a florida corporation

                                          By: /s/ Lothar Estein
                                              ------------------
                                              Lothar Estein,
                                              President

                                    DEARBORN   CENTER,   L.L.C.,
                                    a  Delaware limited liability company

                                    By:    UST XI DEARBORN, LTD., a Florida
                                           limited partnership, its
                                           administrative member

                                          By:   WELP Chicago, L.C., a Florida
                                                limited liability company,
                                                its general partner

                                          By:   Estein Management
                                                Corporation, a Florida
                                                corporation, its manager

                                          By:   /s/ Lothar Estein
                                                ------------------------------
                                                Lothar Estein, President

Accepted and Agreed this 8th day of October, 2003:

Near North Title Insurance Company,
as Escrow Agent

By:  /s/ Thomasine Johnson
     ---------------------
Name:Thomasine Johnson
     ----------------------
Title:Senior Commercial Escrow Officer
      ---------------------------------

                          EXHIBIT A TO ESCROW AGREEMENT

                               GENERAL PROVISIONS


      1. These instructions may be supplemented, amended, or revoked in writing only, signed by all of the parties hereto, and approved by the Escrow Agent, upon payment of all fees, costs and expenses incidental thereto.

      2. No assignment, transfer, conveyance, or hypothecation of any rights, title, or interest in and to the subject matter of this escrow shall be binding upon the Escrow Agent unless written notice thereof shall be served upon the Escrow Agent and all reasonable fees, costs and expenses incident thereto have been paid and then only upon the Escrow Agent's assent thereto in writing.

      3. The Escrow Agent may receive any payment called for hereunder after the due date thereof unless subsequent to the due date of such payment and prior to the receipt thereof the Escrow Agent shall have been instructed in writing to refuse any such payment.

      4. The Escrow Agent shall not be personally liable for any act it may do or omit to do hereunder as such agent, while acting in good faith and in the exercise of reasonably prudent judgment. Escrow Agent shall be entitled to rely upon the advice of its own attorneys in connection with any act done or omitted by the Escrow Agent.

      5. Except with respect to the UST Objection Notice, the Escrow Agent is hereby expressly authorized to disregard any and all notices or warnings given by any of the parties hereto, or by any other person, firm, or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all process, orders, judgments or decrees of any court, and in case the Escrow Agent obeys or complies with any such process, order, judgment or decrees of any court, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such process, order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated, or found to have been issued or entered without jurisdiction.

      6. In consideration of the acceptance of this escrow by the Escrow Agent, the undersigned agree, jointly and severally, for themselves, their heirs, legal representatives, successors and assigns, to pay the Escrow Agent its reasonable charges hereunder and to indemnify and hold Escrow Agent harmless as to any liability by it incurred to any other person, firm or corporation by reason of its having accepted the funds deposited in the Deposit Accounts, or carrying out any of the terms hereof, and to reimburse it for all its reasonable expenses, including among other things, reasonable counsel fees and court costs incurred in connection herewith. Escrow fees or charges, as distinguished from other expenses hereunder, shall be as written above the Escrow Agent's signature at the time of acceptance hereof.

      7. The Escrow Agent shall be under no duty or obligation to ascertain the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver these instructions or any documents or papers or payments deposited or called for hereunder, and assumes no responsibility or liability for the validity or sufficiency of these instructions or any documents or papers or payments deposited or called for hereunder, other than the duty and obligation to act in good faith and in a reasonably prudent manner.

      8. In the event of any dispute between the parties hereto as to the facts of default, the validity or meaning of these instructions or any other fact or matter relating to the transaction between the parties, the Escrow Agent is instructed as follows:

            (a) That it shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process or court order or indemnification;

            (b) That it may in its sole and absolute discretion, deposit the property described herein or so such thereof as remains in its hands with the Clerk of the Cook County, Illinois Circuit Court, in whose jurisdiction it falls. Upon so depositing such property and filing its complaint in interpleader it shall be relieved of all liability under the terms hereof as to the property so deposited. The institution of any such interpleader action shall not impair the rights of the Escrow Agent under Paragraph 6 herein.

      9. The provisions of these instructions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

                                    EXHIBIT B

                               The Citadel Deposit

                             [INTENTIONALLY OMITTED]